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                                                                Exhibit 10.15(a)


                             LEASE SUPPLEMENT N0. 1

     THIS LEASE SUPPLEMENT NO.1, dated as of AUG 25, 1998, between McDonnell Douglas Finance Corporation ("Lessor") and Chautauqua Airlines, Inc. ("Lessee");

                               W I T N E S S E T H

     WHEREAS, Lessor and Lessee have heretofore entered into that certain Lease Agreement dated as of August 1, 1988 (herein called the "Lease" and the terms defined therein being herein used with the same meaning), which Lease provides for the execution and delivery from time to time of Lease Supplements each substantially in the form hereof for the purpose of leasing the Aircraft under the Lease as and when delivered by the Lessor to the Lessee in accordance with the terms thereof;

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Article 2 of the Lease, the Lessor and the Lessee hereby agree as follows:

     1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease Agreement, as herein supplemented, the following:

     (i) Airframe: Saab Scania AB, Saab SF340A, FAA Registration N125CH, manufacturer's serial no, 340A-125.

     (ii) Engines: General Electric model CT7--5A2, manufacturer's serial nos. GE-E-367421K and GE-E-367422K (each of which engines has 750 or more rated takeoff horsepower);

     (iii) Propellers: Dowty Rotol model (c)R354/4-123-F/13, manufacturer's serial nos. URG/2023/88 and DRG/4407/88 (each of which Propellers is capable of absorbing 750 or more rated takeoff shaft horsepower); and

     (iv) Such other further and additional equipment as may be specified in any attached invoices.

     All the foregoing is hereinafter referred to as the "Delivered Equipment."

                                       1


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Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

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          manufacturer's serial numbers DRG/5453/88 and DRG/5454/88 (the
          "Propellers"), to which were attached the Purchase Option Agreement dated September 29, 1988 (the "option Agreement") between the Lessor as grantor and the Lessee as grantee and the Assignment of Lease Agreement dated as of August 25, 1988 (the "Lease Assignment") between the Lessee as assignor and Manufacturers Hanover Trust Company of California, as Trustee (the "Trustee") under the Second Amended and Restated Trust Agreement dated as of June 25, 1987 (the "Trust Agreement"), were recorded as Conveyance No. D93469; and

     (c) Lease Supplement No. 2 dated as of September 29, 1988 (the "Sublease Supplement") between the Trustee as sublessor and Chautauqua Airlines, Inc. as sublessee (the "Sublease"), which supplemented the Lease Agreement dated as of August 15, 1988 (the "Sublease") between the Lessee as sublessor and the Sublessee to cover the Aircraft, the Engines and the Propellers, which was assigned by the Lessee to the Trustee pursuant to the Assignment and Assumption of Lease Agreement dated as of August 25, 1988 (the "Sublease Assignment"), was recorded as Conveyance No. D93470.

     Subsequent to the recordations mentioned above, we examined the records maintained by the FAA for the Aircraft and what were represented to us by FAA personnel as being all of the encumbrance cross-reference index cards in existence for the Engines and the Propellers. Based upon such examination, it is our opinion that:

     (a) the retained legal title to the Aircraft is vested in the Lessor, with a Certificate of Aircraft Registration duly issued to the Trustee pursuant to and in accordance with the provisions of the Federal Aviation Act of 1958, as amended (the "Act");

     (b) the Aircraft, the Engines and the Propellers are free and clear of any Liens (as such term is defined in the Lease) except such as are created by the Lease, as supplemented by the option Agreement and as assigned by the Lease Assignment, and the Sublease, as assigned by the Sublease Assignment and as supplemented by the Sublease Supplement; and

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     (c)  the FAA Bill of Sale, the Lease with the Option Agreement and the
          Lease Assignment attached and the Sublease supplement have been duly recorded by the FAA pursuant to and in accordance with the provisions of the Act.

          This opinion is subject to the same limitations and exceptions as were set forth in the last paragraph of our opinion letter to you dated September 29, 1988, covering the Aircraft, the Engines and the Propellers.

                                             Very truly yours,
                                             /s/ Preston G. Gaddis II
                                             PRESTON G. GADDIS II
                                             For the Firm
PGG:RDJ:kh/130015
370PGG88